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Exhibit 99.1

CONSENT AND LETTER OF TRANSMITTAL

Offer to Exchange		Unit Offering
all of its Outstanding $235,000,000		up to 8,633 Units
10.25% Senior Notes due 2015 and the		consisting of an aggregate of
Related Guarantees (CUSIP 016275AF6)		up to $8,633,000 of its Third-Lien Senior
("Old Notes") for an aggregate of:		Secured Notes due 2020 and the Related
up to $235,000,000 of its Third-Lien Senior		Guarantees (together with up to 8,633
Secured Notes due 2020 and the Related	and	Warrants to Purchase up to 165,261
Guarantees (together with up to 235,000		Shares of Common Stock) Available to
Warrants to Purchase up to 3,729,677 Shares of Common Stock subject to increase as set forth in the Prospectus) and up to $20,000,400 in Cash (Subject to Proration) and the Solicitation of Consents		holders of Old Notes

Pursuant to the Prospectus dated July 29, 2014
(as it may be supplemented from time to time, the "Prospectus")

        The Exchange Offer and Consent Solicitation will expire at 9:00 a.m., New York City time, on Wednesday, August 13, 2014 unless extended by Alion Science and Technology Corporation (the "Company") (the Company refers to that time and date, as may be extended, as the "Expiration Date"). Holders who tender Old Notes at or prior to 5:00 p.m., New York City time, on Tuesday, August 12, 2014, unless extended by the Company (the Company refers to that time and date, as may be extended, as the "Early Tender" Date), will receive an Early Tender Payment. Tenders of Old Notes may be withdrawn at or prior to the Expiration Date.

        The Unit Offering will expire on the Early Tender Date. The election to purchase Units in the Unit Offering cannot be revoked except that a valid withdrawal of Old Notes tendered in the Exchange Offer will be deemed to have revoked any election to purchase Units in the Unit Offering.

The Information and Exchange Agent for the Exchange Offer and Consent Solicitation is:

Global Bondholder Services Corporation

By facsimile
(for eligible institutions only):
(212) 430-3775/3779
Confirmation:
(212) 430-3774

By Mail, Overnight Courier Hand Delivery:
65 Broadway, Suite 404
New York, New York 10006
Attn: Corporate Actions

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID TENDER. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

        All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

        This Consent and Letter of Transmittal is to be used (i) if certificates of validly tendered and accepted outstanding Old Notes are to be forwarded herewith, and (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Information and Exchange Agent at the applicable Clearing System pursuant to the procedures set forth in "Procedures for Tendering Old Notes and Delivering Consents" in the Prospectus.

        The Company has not provided for any guaranteed delivery provisions in conjunction with the Exchange Offer or the Consent Solicitation.

        Holders that are tendering by book-entry transfer to the Information and Exchange Agent's account at DTC must electronically transmit their acceptance of the Exchange Offer through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will then verify the acceptance of the Exchange Offer, execute a book-entry transfer into the Information and Exchange Agent's account at DTC and send an Agent's Message to the Information and Exchange Agent for its acceptance. By using the ATOP procedures, Holders will not be required to deliver a Consent and Letter of Transmittal to the Depositary and Information Agent. However, Holders using the ATOP procedures will be bound by the terms of this Consent and Letter of Transmittal. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Consent and Letter of Transmittal by the DTC participant identified in the Agent's Message.

        As of the date of the Prospectus holders of Old Notes representing 90.74% of the Old Notes outstanding have tendered their Old Notes in the Exchange Offer. Holders of Old Notes who have already validly tendered their Old Notes pursuant to the Exchange Offer and Consent Solicitation do not need to take any further action to receive the applicable Exchange Consideration or Total Consideration on the Settlement Date.

        QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS CONSENT AND LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AND EXCHANGE AGENT.

        THE DELIVERY OF A CONSENT WILL CONSTITUTE AN EXPRESS WAIVER AND RELEASE WITH RESPECT TO ALL CLAIMS AGAINST THE COMPANY ARISING OUT OF ANY BREACH OR DEFAULT THAT MAY HAVE OCCURRED UNDER THE OLD NOTES INDENTURE OR THE OLD NOTES, OTHER THAN CLAIMS FOR PAYMENT OF INTEREST AND PRINCIPAL.

        THIS CONSENT AND LETTER OF TRANSMITTAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE NEW SECURITIES OR THE UNDERLYING STOCK TO ANY PERSON IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

        TENDERING HOLDERS MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS CONSENT AND LETTER OF TRANSMITTAL RELATES.

        List below the Old Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of the Old Notes being tendered on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

        Tender of Old Notes pursuant to the Exchange Offer, as well as the delivery of consents with respect to the Old Notes pursuant to the Consent Solicitation, will be accepted only in principal amounts equal to permitted denominations, which are in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, for such Old Notes.

Outstanding 10.25% Senior Notes Due 2015 of Alion Science and Technology Corporation (CUSIP 016275AF6)
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)(1)	Principal Amount As To Which Consents Are Delivered(2)(3)	Principal Amount Tendered for Exchange(2)(3)
$

(1)
Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

(2)
All principal amounts must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(3)
Holders who tender Old Notes pursuant to the Exchange Offer are obliged to deliver Consents with respect to such Old Notes in order for such Old Notes to be accepted. In addition, holders may not deliver Consents with respect to their Old Notes without also tendering such Old Notes.

Tendering Old Notes and Delivering Consents and Election to Purchase Units in the Unit Offering

         The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation. Holders who wish to tender their Old Notes must complete this letter in its entirety.

         In order to participate in the Exchange Offer, holders of Old Notes must tender all (and not less than all) of their Old Notes in the Exchange Offer and Consent Solicitation.

         For holders that are tendering Old Notes and delivering consents:

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE TO ELECT THE NEW SECURITIES OPTION (Do not check this box if you are purchasing Units in the Unit Offering. To purchase Units in the Unit Offering, you must check the New Securities Plus Unit Offering Option below).
Indicate below the principal amount of Old Notes that you wish to exchange for New Securities.
(a) Principal amount of Old Notes to be exchanged for New Securities: (whole numbers only)

☐

CHECK HERE TO ELECT THE CASH OPTION (Do not check this box if you are purchasing Units in the Unit Offering. To purchase Units in the Unit Offering, you must check the New Securities Plus Unit Offering Option below).

Indicate below the principal amount of Old Notes that you wish to exchange for the Cash Option.
(a) Principal amount of Old Notes to be exchanged for the Cash Option: (whole numbers only)

☐	CHECK HERE TO ELECT THE NEW SECURITIES PLUS UNIT OFFERING OPTION.*

* In order to purchase Units in the Unit Offering, a holder of Old Notes must also deliver a Unit Purchase Form to the Information and Exchange Agent by 5:00 p.m., New York City time, on Tuesday, August 12, 2014 and must deliver full payment of the Unit Price of $600 per Unit to the Company by 5:00 p.m., New York City time, on Tuesday, August 12, 2014.

Indicating an election to participate in the New Securities Plus Unit Offering on this Consent and Letter of Transmittal or through the Agent's Message or submitting the Unit Purchase Form is not sufficient by itself to subscribe for Units in the Unit Offering. Please see "Description of the Unit Offering" in the Prospectus and the Unit Purchase Form for more information regarding purchasing Units in the Unit Offering. The Company will not consider a purchase received until and unless the Information and Exchange Agent has received the Unit Purchase Form and the Company has have received full payment from the purchasing holder of the Unit Price for the Units to be purchased in the Unit Offering by such holder. The holder bears the risk of delivery of all documents and payments, and neither the Company nor the Information and Exchange Agent has any responsibility for such deliveries.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
BY ALL HOLDERS TENDERING OLD NOTES

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By the execution hereof, the undersigned hereby acknowledges receipt of the Prospectus and this Consent and Letter of Transmittal (as it may be supplemented and amended from time to time, this "Consent and Letter of Transmittal"). We urge you to review the Prospectus for the terms and conditions of the Exchange Offer and Consent Solicitation. Certain terms used but not defined herein have the meaning given to them in the Prospectus.

        Upon the terms and subject to the conditions of the Exchange Offer and the terms and conditions set forth in this Consent and Letter of Transmittal, the undersigned hereby tenders to the Company the above described principal amount of Old Notes in exchange for, at the election of each holder, the New Securities Option, subject to proration, the Cash Option, or the New Securities Plus Unit Offering Option, less any applicable withholding taxes. If the cash proceeds payable to the undersigned are insufficient to satisfy any tax withholding obligation incurred as a result of the Exchange Offer, the undersigned authorizes the Exchange Agent to withhold New Securities, to satisfy such withholding obligation.

        The undersigned elects to have his, her or its Old Notes exchanged pursuant to one or more of the following options, as indicated with an election of the New Securities Option, the Cash Option or the New Securities Option Plus Unit Offering in "Tendering Old Notes and Delivering Consents and Election to Purchase Units in the Unit Offering," above.

The New Securities Option

        For each $1,000 principal amount of Old Notes accepted for exchange in the Exchange Offer, holders may elect to receive the following (the "New Securities Option"):

  •
  $1,000 principal amount of Third-Lien Senior Secured Notes due 5.5 years after the Settlement Date and the related guarantees (the "Third-Lien Notes"); and

  •
  One immediately exercisable warrant to purchase no less than 15.8709660 shares of the Company's common stock at an exercise price of $0.01 per share (the "Warrant").

The Cash Option

        For each $1,000 principal amount of Old Notes accepted for exchange in the Exchange Offer, holders may elect to receive the following (the "Cash Option"):

  •
  $600 in cash. If the cash required to purchase all Old Notes validly tendered pursuant to the Cash Option (excluding accrued and unpaid interest and the Early Tender Payment) exceeds $20,000,400, each holder who elected the Cash Option will have the amount of Old Notes it validly tendered for cash accepted for exchange into the Cash Option subject to proration as described herein, with the balance of Old Notes validly tendered by that holder being exchanged into New Securities as if that holder elected the New Securities Option with respect to the balance of that holder's Old Notes.

The New Securities Plus Unit Offering Option

        For each $1,000 principal amount of Old Notes accepted for exchange in the Exchange Offer, holders may elect to receive the same securities offered in the New Securities Option plus purchase Units in the Unit Offering (the "New Securities Plus Unit Offering Option"). A holder of Old Notes tendering all of its Old Notes in the Exchange Offer and electing the New Securities Plus Unit Offering Option at or prior to the Early Tender Date may purchase Units offered in the Unit Offering, subject to the terms and conditions set forth in the Prospectus. Each Unit consists of one Third-Lien Note with a principal amount of $1,000 and the related guarantees and one Warrant to purchase no less than 15.8709660 shares of the Company's common stock. For every $1,000 principal amount of outstanding Old Notes validly tendered into the Exchange Offer for the New Securities Option, a holder of Old Notes holding specified minimum principal amounts of Old Notes may purchase up to approximately 0.0709234 of a Unit. All Old Notes held by a holder electing to purchase Units in the Unit Offering will be aggregated and the amount of Units will be rounded down to the nearest whole Unit. No fractional Units will be issued. A holder electing the New Securities Plus Unit Offering Option must agree to purchase all, and not less than all, Units available for purchase by such holder.

        In the case of all three options, for each $1,000 principal amount of Old Notes accepted for exchange in the Exchange Offer that are validly tendered (and not withdrawn) at or prior to the Early Tender Date, holders will receive an additional $15.00 in cash (the "Early Tender Payment"). Also on the Settlement Date, the Company will pay accrued and unpaid interest up to, but not including, the Settlement Date, in cash, on Old Notes accepted for exchange. Based on the Expiration Date set forth above, assuming a Settlement Date of August 13, 2014, the amount of accrued and unpaid interest would equal $54.67 per $1,000 aggregate principal amount of Old Notes accepted for exchange. The amount would increase by an additional $0.285 per $1,000 aggregate principal amount of Old Notes accepted for exchange for each additional day that the Settlement Date is extended.

        If the undersigned fails to make an election with respect to the New Securities Option, the Cash Option or the New Securities Plus Unit Offering Option, the undersigned will be deemed to have elected the New Securities Option with respect to all Old Notes tendered for exchange. See "General Terms of the Exchange Offer and Consent Solicitation" in the Prospectus.

        Subject to and effective upon the acceptance for exchange of Old Notes tendered herewith, the undersigned hereby (1) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all such Old Notes as are being tendered herewith, (2) waives and releases the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Old Notes, including without limitation, any claims against the Company arising out of any breach or default that may have occurred under the Old Notes Indenture, other than claims for payment of interest or principal and (3) irrevocably appoints the Information and Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Information and Exchange Agent is also acting as agent of the Company with respect to the tendered Old Notes with full power coupled with an interest) to (a) deliver certificates representing the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company's order, (b) present the Old Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes (except that the Information and Exchange Agent will have no rights to or control over, the Company's funds, except as the Company's agent, for the offer consideration for any tendered Old Notes that are exchanged by the Company), all in accordance with the terms of the Exchange Offer.

        Subject to applicable regulations of the SEC, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Old Notes tendered pursuant to the Exchange Offer is delayed (whether before or after the Company's acceptance for exchange of, or exchange of Old Notes) or the Company extends the Exchange Offer or is unable to accept for exchange, or exchange, the Old Notes tendered pursuant to the Exchange Offer, the Company may instruct the Information and Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Prospectus.

        Tendered Old Notes may be validly withdrawn and consents may be validly revoked at any time at or prior to the Expiration Date. See "Procedures for Tendering Old Notes and Delivering Consents" and "Withdrawal of Tenders and Revocation of Consents" in the Prospectus. If a holder withdraws its tendered Old Notes such holder will be deemed to have revoked its consents to the Proposed Amendments and may not deliver consents without re-tendering its Old Notes. In the event that the Exchange Offer and Consent Solicitation is terminated, withdrawn or otherwise not successfully completed at or prior to the Expiration Date, no consideration will be paid or become payable to holders who have tendered their Old Notes pursuant to the Exchange Offer. In any of these events:

  •
  Old Notes previously tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders;

  •
  the Second Supplemental Indenture will not be executed or, if the Second Supplemental Indenture had been executed prior to the Exchange Offer and Consent Solicitation being terminated, the Proposed Amendments in the executed Second Supplemental Indenture will not become operative; and

  •
  the Company will refund any money submitted for the payment of Units in the Unit Offering, and no Units will be issued.

        Holders of Old Notes may not tender their Old Notes without delivering a consent with respect to the Old Notes tendered.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby, and to acquire the New Securities issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Information and Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees to all of the terms of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under the heading "Procedures for Tendering Old Notes and Delivering Consents" and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions described in the section of the Prospectus entitled "Conditions of the Exchange Offer and the Consent Solicitation."

        The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        Unless otherwise indicated in the boxes entitled "Special Delivery Instructions" or "Special Payment or Issuance Instructions" in this Consent and Letter of Transmittal, certificates for all New Securities delivered in exchange for tendered Old Notes will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If the New Securities are to be issued to a person other than the person(s) signing this Consent and Letter of Transmittal, or if the New Securities are to be mailed to someone other than the person(s) signing this Consent and Letter of Transmittal or to the person(s) signing this Consent and Letter of Transmittal at an address different than the address shown on this Consent and Letter of

Transmittal, the appropriate boxes of this Consent and Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the boxes entitled "Special Delivery Instructions" or "Special Payment or Issuance Instructions" in this Consent and Letter of Transmittal, signature(s) on this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in instruction 4).

        All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned.

        All questions as to form of all documents and the validity (including time of receipt) and acceptance of deliveries and revocations of consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
BY ALL HOLDERS DELIVERING CONSENTS.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby delivers its consent to the Proposed Amendments with respect to the principal amount of Old Notes indicated in the table above under the column heading "Principal Amount As To Which Consents are Delivered." The undersigned understands that even though it has given its consent, the effectiveness of the Proposed Amendments are conditioned on the minimum tender condition and the completion of the Refinancing Transactions.

        The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent the true and lawful Information and Exchange Agent and attorney-in-fact of the undersigned (with full knowledge that the Information and Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver to the Company and the trustee under the indenture governing the Old Notes to which this consent relates, this consent as evidence of the undersigned's consent to the Proposed Amendments and as certification that Requisite Consents to the Proposed Amendments have been duly executed and delivered.

        The undersigned agrees and acknowledges that by the execution and delivery hereof, the undersigned makes and provides its written consent to the Proposed Amendments with respect to the aggregate principal amount of Old Notes held by the undersigned and indicated in the table above under the column heading "Principal Amount As To Which Consents are Delivered," in the Prospectus, as permitted by the indenture governing the Old Notes to which this consent relates. The undersigned agrees and acknowledges that it will not receive any payment from the Company for delivering the consent. If a holder withdraws its tendered Old Notes such holder will be deemed to have revoked its consents to the Proposed Amendments and may not deliver consents without re-tendering its Old Notes. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in Instruction 9 to this consent, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indenture governing the Old Notes to which this consent relates, which the undersigned hereby waives.

        If the Consent Solicitation is amended prior to the Expiration Date in a manner determined by the Company to constitute a material adverse change to the holders of Old Notes, the Company will disclose promptly such amendment and, if necessary, extend the Consent Solicitation for a period deemed by the Company to be adequate to permit holders to deliver or revoke their consents.

        Consents received by the Information and Exchange Agent will be deemed to have been accepted if, as and when the Company gives written notice to the related trustee of the receipt by the Information and Exchange Agent of the Requisite Consents.

        By signing this Consent and Letter of Transmittal, the undersigned represents, warrants and acknowledges that the undersigned has full power and authority to give the consent contained herein and is the registered holder or beneficial owner of the Old Notes indicated on the table above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information and Exchange Agent or by the Company to be necessary or desirable to perfect the undersigned's consent to the Proposed Amendments.

        All authority conferred or agreed to be conferred by this consent shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        All questions as to form of all documents and the validity (including time of receipt) and acceptance of deliveries and revocations of consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

TENDERING HOLDER(S) SIGN HERE

(To be completed by all tendering holders of Old Notes)
(In addition, complete Form W-9 or applicable Form W-8; see Instruction 12)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

        This Consent and Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by validly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please submit evidence satisfactory to the Company of such person's authority to so act and provide the following information:

        If the signature appearing below is not of the registered holder(s) of the Old Notes, then the registered holder(s) must sign a valid proxy in favor of the person whose signature appears below. The signature on the proxy must be guaranteed by an Eligible Institution. The proxy should accompany this Consent and Letter of Transmittal.

Name:
Title:
Address:
Telephone Number:
Dated:
Taxpayer Identification or Social Security Number

Name:
Title:
Address:
Telephone Number:
Dated:
Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE
(If required; see Instruction 4)

Name of Eligible Institution Guaranteeing Signature:

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature

Address:

Telephone Number:

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature

Printed Name:

Capacity (full title):

Date:

SPECIAL PAYMENT OR ISSUANCE
INSTRUCTIONS
(See Instructions 4 and 5)

        To be completed ONLY if the New Securities or any Old Notes that are not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐	New Securities to:
	☐	Old Notes to:

Name(s)

Address

Telephone Number:

DTC Account:

(Tax Identification or Social Security number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)

        To be completed ONLY if the New Securities or any Old Notes that are not accepted are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue:	☐	New Securities to:
	☐	Old Notes to:

Name(s)

Address

Telephone Number:

DTC Account:

(Tax Identification or Social Security number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of
the Exchange Offer and Consent Solicitation

1.     Delivery of this Consent and Letter of Transmittal

        All physically delivered Old Notes or confirmation of any book-entry transfer to the Information and Exchange Agent's account at DTC, as well as a validly completed and duly executed copy of this Consent and Letter of Transmittal (or facsimile thereof), and any other documents required by this Consent and Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate Agent's Message, must be received by the Information and Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (or the Early Tender Date, if the holder wishes to tender prior to the Early Tender Date and receive the Total Consideration). The method of delivery of this Consent and Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service or deliver by facsimile. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Information and Exchange Agent.

        Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder's behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Consent and Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's own name or obtain a validly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

        Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

        The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date.

THIS CONSENT AND LETTER OF TRANSMITTAL
SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.     Permitted Denominations.

        Tender of Old Notes pursuant to the Exchange Offer as well as consents with respect to the Old Notes, pursuant to the Consent Solicitation will be accepted only in principal amounts equal to permitted denominations, which are in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, for such Old Notes. The Third-Lien Notes will be issued in the Exchange Offer and the Unit Offering in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof. Payment in kind interest payments will be made by increasing the aggregate principal amount of the Third-Lien Notes or issuing additional Third-Lien Notes in denominations of $1.00 and any integral multiples of $1.00 in excess thereof.

        If the undersigned seeks to tender their Old Notes, he or she must tender all of their Old Notes. All Old Notes delivered to the Information and Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. No alternative, conditional or contingent tenders will be accepted. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.     Consents to Proposed Amendments

        A valid consent to the Proposed Amendments may be given only by a holder or its attorney-in-fact. A beneficial owner who is not a holder must arrange with the holder to execute and deliver a consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such holder or become a holder. Notwithstanding the foregoing, any DTC participant which has Old Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a consent to the Proposed Amendments as though it were the registered holder by so completing, executing and delivering this Consent and Letter of Transmittal. A DTC participant using ATOP may validly deliver a consent using ATOP with respect to the Old Notes transferred through ATOP.

4.     Signature on this Consent and Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

        If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations of Old Notes.

        Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Old Notes tendered thereby are tendered (i) by a holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed either the box entitled "Special Payment or Issuance Instructions" or "Special Delivery Instructions" on this Consent and Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Old Notes are registered in the name of a person other than the signer of the Consent and Letter of Transmittal or if Old Notes not accepted for exchange or not tendered are to be returned to a person other than, the holder, then the signatures on the Consent and Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        If this Consent and Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, if tendering Old Notes, the registered holder (or acting holder) must either validly endorse the Old Notes or transmit validly completed bond powers with this Consent and Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion

Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

        If Old Notes are to be tendered by any person other than the person in whose name the Old Notes are registered, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided above, and this Consent and Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

5.     Special Issuance, Delivery and Payment Instructions.

        Tendering holders should indicate, in the applicable box, the name and address in which the New Securities or Old Notes for principal amounts not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses of the person signing this Consent and Letter of Transmittal. In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon.

        If no instructions are given, the New Securities (and any Old Notes not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder's account maintained at DTC, as applicable.

6.     Transfer Taxes.

        The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the New Securities, or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Consent and Letter of Transmittal.

7.     Waiver of Conditions.

        The Company reserves the right to waive, with the prior written consent of the Supporting Noteholders, any of the specified conditions (other than receipt of the Requisite Consents) to the Exchange Offer set forth in the Prospectus.

8.     Mutilated, Lost, Stolen or Destroyed Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Information and Exchange Agent at the address indicated above for further instructions.

9.     Withdrawal of Tenders and Revocation of Consents.

        Tendered Old Notes may be validly withdrawn at any time at or prior to the Expiration Date.

        If a holder withdraws its tendered Old Notes such holder will be deemed to have revoked its consents to the Proposed Amendments and may not deliver consents without re-tendering its Old Notes. If the Exchange Offer is terminated without any Old Notes being accepted, previously delivered consents will be deemed revoked, and the terms of the Proposed Amendments will not become operative.

        Holders of Old Notes may not tender their Old Notes without delivering a consent with respect to the Old Notes tendered and holders of Old Notes may not deliver a consent with respect to any Old Notes without tendering the relevant Old Notes.

        A holder who validly withdraws previously tendered Old Notes and does not validly re-tender Old Notes at or prior to the Early Tender Date or the Expiration Date will not receive the Total Consideration or the Exchange Consideration, respectively. A holder who validly withdraws previously tendered Old Notes and validly re-tenders Old Notes at or prior to the Expiration Date (but after the Early Tender Date) will receive only the Exchange Consideration (assuming such Old Notes are accepted for exchange).

        Subject to applicable regulations of the SEC, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Old Notes tendered pursuant to the Exchange Offer or any consents delivered pursuant to the Consent Solicitation, as applicable, is delayed (whether before or after our acceptance for exchange of Old Notes) or we extend the Exchange Offer or Consent Solicitation, or are unable to accept for exchange, or exchange the Old Notes tendered pursuant to the Exchange Offer, we may instruct the Information and Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, and all consents previously delivered and not revoked will remain subject to the Consent Solicitation, except to the extent that you are entitled to the withdrawal and revocation rights set forth herein.

        To be effective, a written or facsimile transmission notice of withdrawal of a tender or revocation of a consent or a properly transmitted "Request Message" through DTC's ATOP system for a withdrawal, must comply with the terms as further set forth in "Withdrawal of Tenders and Revocation of Consents", in the Prospectus.

        If the Old Notes to be withdrawn have been delivered or otherwise identified to the Information and Exchange Agent, a signed notice of withdrawal or revocation, as applicable, is effective immediately upon receipt by the Information and Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a Request Message). A withdrawal of Old Notes and the revocation of consents can only be accomplished in accordance with the foregoing procedures.

        If you withdraw Old Notes, you will have the right to re-tender them at or prior to the Expiration Date (or at or prior to the Early Tender Date, if you wish to receive the Early Tender Payment) in accordance with the procedures described above for tendering Old Notes. If we amend or modify the terms of the Exchange Offer or the Consent Solicitation, or the information concerning the Exchange Offer or Consent Solicitation in a manner determined by us to constitute a material change to holders of Old Notes, we will disseminate additional Exchange Offer materials and extend the period of such Exchange Offer or Consent Solicitation, including any withdrawal or revocation rights, to the extent required by law and as we determine necessary. An extension of the Early Tender Date or the Expiration Date will not affect a holder's withdrawal rights unless otherwise provided herein or in any additional Exchange Offer materials or as required by applicable law.

10.   Election Procedure.

        Holders desiring to make an election with respect to the Cash Option or the New Securities Option, or a combination thereof, must complete the section "Tendering Old Notes and Delivering Consents" in this Consent and Letter of Transmittal. Please note that the cash amount payable pursuant to the Cash Option in the Exchange Offer is $20,000,400 (excluding accrued and unpaid interest and the Early Tender Payment) which amount is subject to proration. If the Cash Option is oversubscribed, holders electing the Cash Option will have the amount of Old Notes it validly tendered for cash accepted for exchange into the Cash Option on a pro rata basis, (as described under "Acceptance of Old Notes; Acceptance of Consents; Accrual of Interest; Proration", in the Prospectus) with the balance of Old Notes validly tendered by that holder being exchanged into New Securities, as if that holder elected the New Securities Option with respect to the balance of Old Notes.

11.   Requests for Assistance or Additional Copies.

        Questions and requests for assistance relating to this Consent and Letter of Transmittal, additional copies of the Prospectus, other related documents and relating to the procedure for tendering may be directed to the Information and Exchange Agent at the address and telephone number set forth above.

12.   Validity and Form.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes or delivery of consents pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in their sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of any Old Notes or delivery of consents determined by the Company not to be in proper form, or if the acceptance of or exchange of such Old Notes may, in the opinion of the Company' counsel, be unlawful. The Company also reserves the right to waive any conditions to the Exchange Offer (other than receipt of the Requisite Consents, which cannot be waived) with the prior written consent of the Supporting Noteholders.

        Your tender and delivery of consents will not be deemed to have been validly made until all defects or irregularities in your tender and delivery have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery or withdrawal of a tender or delivery or revocation of a consent will be determined by the Company in its sole discretion, which determination shall be final and binding. None of the Company, the Information and Exchange Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Old Notes or consents, or will incur any liability for failure to give any such notification.

13.   Important Tax Information.

        Under current U.S. federal income tax law, the Information and Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Exchange Offer and other transactions described in the Prospectus. To avoid such backup withholding, each tendering U.S. holder (as defined in the instructions to Form W-9) or other U.S. payee must provide the Information and Exchange Agent with its correct taxpayer identification number ("TIN") and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the "IRS"), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual's social security number. If the Information and Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the U.S. holder (or other U.S. payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Information and Exchange Agent is provided with a TIN. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write "Applied For" in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Information and Exchange Agent is not provided with a TIN prior to the date of payment, the Information and Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Old Notes are held in more than one name), consult the instructions in Form W-9. Form W-9 and instructions are included at the back of this Consent and Letter of Transmittal. All IRS forms mentioned herein (and the instructions thereto) may also be obtained on the IRS website at www.irs.gov.

        Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the Information and Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a properly completed appropriate IRS Form W-8 (W-8BEN, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to that person's non-U.S. status. The applicable IRS Form W-8 can be obtained from the Information and Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

        A person's failure to complete Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person's Old Notes to be deemed not properly tendered but may require the Information and Exchange Agent to withhold a portion of any payments made to such person pursuant to the Exchange Offer and other transactions described in the Prospectus. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

        As described in the Prospectus, interest payments made to a non-U.S. holder will be subject to 30% U.S. federal withholding tax unless the holder provides proper certification on the applicable IRS Form W-8.

        NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND OTHER TRANSACTIONS DESCRIBED IN THE PROSPECTUS. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS CONSENT AND LETTER OF TRANSMITTAL AND CONSULT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

        IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE INFORMATION AND EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me on account of the New Securities shall be retained until I provide a taxpayer identification number to the Information and Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:	DATE:

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:	Exemptions (see instructions):
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

      If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

      The following codes identify payees that are exempt from backup withholding:

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

QuickLinks

Pursuant to the Prospectus dated July 29, 2014 (as it may be supplemented from time to time, the "Prospectus")
The Information and Exchange Agent for the Exchange Offer and Consent Solicitation is
Global Bondholder Services Corporation
By facsimile (for eligible institutions only): (212) 430-3775/3779 Confirmation: (212) 430-3774
By Mail, Overnight Courier Hand Delivery: 65 Broadway, Suite 404 New York, New York 10006 Attn: Corporate Actions
Tendering Old Notes and Delivering Consents and Election to Purchase Units in the Unit Offering
NOTE: SIGNATURES MUST BE PROVIDED BELOW BY ALL HOLDERS TENDERING OLD NOTES PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
NOTE: SIGNATURES MUST BE PROVIDED BELOW BY ALL HOLDERS DELIVERING CONSENTS. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
(To be completed by all tendering holders of Old Notes) (In addition, complete Form W-9 or applicable Form W-8; see Instruction 12)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer and Consent Solicitation